Exhibit 99.2

FOR IMMEDIATE RELEASE

News Corporation Announces Expected Trading Timetable for Shares of

Common Stock of 21st Century Fox and the new News Corporation

NEW YORK, NY, June 13, 2013 – News Corporation (NASDAQ: NWS, NWSA; ASX: NWS, NWSLV) (the “Company”) today announced that, in connection with the previously announced separation of the Company into two distinct publicly traded companies, 21st Century Fox and the new News Corporation, it expects that trading of the new News Corporation Class A and Class B common stock on the “when-issued” trading market and trading of the Company’s Class A and Class B common stock in the “due-bills” and “ex-distribution” market, each on The NASDAQ Global Select Market (“NASDAQ”), will begin on June 19, 2013 and will continue through the completion of the separation, which is expected to occur after the close of trading on NASDAQ on June 28, 2013, the distribution date, as set forth in the table below (which is an indicative timetable and subject to possible change):

Date	Event
Wednesday, June 19, 2013

News Corporation Class A Common Stock (NASDAQ: NWSA) (CUSIP 65248E104) begins trading with due bills and will settle on a regular-way basis (typically T+3).

News Corporation Class B Common Stock (NASDAQ: NWS) (CUSIP 65248E203) begins trading with due bills and will settle on a regular-way basis (typically T+3).

New News Corporation Class A Common Stock (NASDAQ: NWSAV) (CUSIP 65249B109) begins trading in the when-issued market and will generally settle 4 days after the distribution date.

New News Corporation Class B Common Stock (NASDAQ: NWSVV) (CUSIP 65249B208) begins trading in the when-issued market and will generally settle 4 days after the distribution date.

21st Century Fox Class A Common Stock (NASDAQ: FOXAV) (CUSIP 90130A101) begins trading ex-distribution and will generally settle 4 days after the distribution date.

21st Century Fox Class B Common Stock (NASDAQ: FOXVV) (CUSIP 90130A200) begins trading ex-distribution and will generally settle 4 days after the distribution date.

Friday, June 21, 2013	Record date for determining the entitlement of the holders of News Corporation’s Class A and Class B Common Stock to receive the new News Corporation Class A and Class B Common Stock, respectively.

Friday, June 28, 2013

Distribution date and the issuance of the new News Corporation Class A and Class B Common Stock to holders entitled to receive such stock.

Last day of when-issued and ex-distribution trading in the new News Corporation and 21st Century Fox common stock, respectively.

Monday, July 1, 2013

New News Corporation Class A Common Stock (NASDAQ: NWSA) (CUSIP 65249B109) begins trading on a regular-way basis and will generally settle T+3.

New News Corporation Class B Common Stock (NASDAQ: NWS) (CUSIP 65249B208) begins trading on a regular-way basis and will generally settle T+3.

21st Century Fox Class A Common Stock (NASDAQ: FOXA) (CUSIP 90130A101) begins trading on a regular-way basis and will generally settle T+3.

21st Century Fox Class B Common Stock (NASDAQ: FOX) (CUSIP 90130A200) begins trading on a regular-way basis and will generally settle T+3.

Friday, July 5, 2013	Expected settlement of all trades in the when-issued and ex-distribution markets.

The separation will be effected through the distribution of all shares of the new News Corporation to the Company’s stockholders of record as of the close of business on June 21, 2013, the record date for the distribution.

In the context of the distribution, when-issued trading refers to a securities transaction made conditionally on or before the distribution date because the securities are not yet available. When-issued trades generally settle within four trading days after the distribution date. Holders of the Company’s common stock on the record date will be entitled to receive shares of the new News Corporation common stock in the distribution. Such stockholders may trade this entitlement to receive shares of the new News Corporation common stock, without the shares of the Company’s common stock they own, on the when-issued market. On the first trading day following the distribution date, the Company expects that when-issued trading of the new News Corporation Class A common stock and Class B common stock will end and “regular-way” trading will begin. Regular-way trading typically involves a trade that settles on the third full trading day following the date of the securities transaction.

Shares of the Company’s common stock that trade on the due-bills market will trade with an entitlement to receive shares of the new News Corporation common stock in the distribution, and such trades will settle on a regular-way basis. Shares that trade on the ex-distribution market will trade without an entitlement to receive shares of the new News Corporation common stock in the distribution, and such trades will generally settle within four trading days after the distribution date. Therefore, if holders of the Company’s common stock sell shares in the due-bills market after the record date and through the distribution date, such stockholders will be selling their right to receive shares of the new News Corporation common stock in the distribution. However, if stockholders own shares of the Company’s common stock on the record date and sell those shares in the ex-distribution market up through the distribution date, such stockholders will still be entitled to receive shares of the new News Corporation common stock in the distribution. On the first trading day following the distribution date, shares of the Company’s common stock will begin trading without any entitlement to receive shares of the new News Corporation common stock.

If the distribution does not occur, all when-issued trades in the new News Corporation common stock and all ex-distribution trades in the Company’s common stock will not be settled and therefore will be null and void.

Trading of CDIs on ASX

In addition, the Company today announced that it expects that trading of CHESS Depositary Interests (“CDIs”) representing the new News Corporation Class A and Class B common stock on the Australian Securities Exchange (“ASX”) will commence on a conditional and deferred settlement basis, and trading of CDIs representing the Company’s Class A and Class B common stock will commence trading on an ex-distribution, unconditional and normal T+3 settlement basis, each on June 19, 2013 (being the expected date of the new News Corporation’s admission to the official list of ASX) and to continue trading on this basis until the distribution occurs, as set forth in the table below (which is an indicative timetable and subject to possible change):

Date	Event
Wednesday, June 19, 2013

CDIs representing the News Corporation Class A Common Stock (ASX: NWSLV) begin trading on an ex-distribution, unconditional and normal T+3 settlement basis.

CDIs representing the News Corporation Class B Common Stock (ASX: NWS) begin trading on an ex-distribution, unconditional and normal T+3 settlement basis.

CDIs representing the new News Corporation Class A Common Stock (ASX: NNCLV) begin trading on a conditional and deferred settlement basis.

CDIs representing the new News Corporation Class B Common Stock (ASX: NNC) begin trading on a conditional and deferred settlement basis.

Friday, June 21, 2013	Record date for determining the entitlement of the holders of CDIs representing the Company’s Class A and Class B Common Stock to receive CDIs representing the new News Corporation Class A and Class B Common Stock, respectively.

Friday, June 28, 2013

Distribution date and the issuance of the CDIs representing new News Corporation Class A and Class B Common Stock to holders entitled to receive such CDIs (expected to occur after 7 p.m. (AEST) due to time differences).

Last day of conditional trading in the CDIs representing new News Corporation common stock.

Monday, July 1, 2013

CDIs representing the new News Corporation Class A Common Stock (ASX: NNCLV) begin trading on an unconditional but deferred settlement basis.

CDIs representing the new News Corporation Class B Common Stock (ASX: NNC) begin trading on an unconditional but deferred settlement basis.

Dispatch date – Mailing of holding statements in respect of CDIs representing the new News Corporation Class A Common Stock and Class B Common Stock.

Tuesday, July 2, 2013

CDIs representing the new News Corporation Class A Common Stock (ASX: NNCLV) begin trading on a T+3 settlement basis.

CDIs representing the new News Corporation Class B Common Stock (ASX: NNC) begin trading on a T+3 settlement basis.

CDIs representing the Company’s Class A Common Stock will begin to trade under the ASX ticker code “FOXLV” and continue to settle on a normal T+3 basis.

CDIs representing the News Corporation Class B Common Stock will begin to trade under the ASX ticker code “FOX” and continue to settle on a normal T+3 basis.

Friday, July 5, 2013	Expected settlement of all trades of CDIs representing the new News Corporation Class A and Class B Common Stock conducted on a conditional and deferred settlement basis.

Detailed Description of Trading

Trading of the CDIs representing new News Corporation Class A and Class B Common Stock under the temporary symbols “NNCLV” and “NNC”, respectively, will continue until such time as ASX determines that the transition to trading of CDIs representing new News Corporation Class A and Class B common stock under the symbols “NWSLV” and “NWS”, respectively, can be completed, which the Company currently expects to be approximately two months. On and from the first ASX trading day after the distribution, which the Company expects to be July 1, 2013, and until the Company has advised ASX that holding statements have been distributed to CDI holders, the new News Corporation CDIs will trade on an unconditional and deferred settlement basis. Holding statements are expected to be distributed to holders on the first trading day following the distribution date. On that basis, CDIs representing the new News Corporation common stock will commence trading on a normal T+3 settlement basis (which means trading that settles on the third full trading day following the date of the securities transaction) on the second ASX trading day after the distribution occurs, which the Company expects to be July 2, 2013, and all conditional and unconditional deferred settlement trades will settle on the fifth ASX trading day after the distribution, which the Company expects to be July 5, 2013.

Further, the Company today announced that CDIs representing News Corporation Class A and Class B common stock are expected to commence trading on an ex-distribution, unconditional and normal T+3 settlement basis on June 19, 2013. Once this occurs, unlike on NASDAQ, there will only be a single, ex-distribution market in News Corporation CDIs, and trading of News Corporation CDIs on a “cum” basis, with an entitlement to receive CDIs representing shares of new News Corporation common stock in the distribution, will have ceased. This is consistent with ASX’s standard trading arrangements.

News Corporation CDI holders who intend to trade their News Corporation CDIs prior to the distribution should be aware of the risks in doing so. As previously announced, the distribution is subject to the satisfaction of certain conditions and News Corporation may decide at any time not to proceed with the distribution. There is no certainty that the distribution will occur, even once the record date has passed.

If the distribution is cancelled, all trades in new News Corporation CDIs occurring up to that point will also be cancelled and of no effect. However, any trades in News Corporation CDIs made after the commencement of trading on an ex-distribution, unconditional and normal T+3 settlement basis will not be cancelled or unwound, even if the distribution is cancelled.

Those News Corporation CDI holders who sold their News Corporation CDIs on or after the ex-distribution date may have sold their CDIs at prices which are less than what they would have obtained had the CDIs continued trading on a cum-distribution basis and never on an ex-distribution basis, reflecting the value attributed to the proposed distribution of new News Corporation’s businesses. Such holders will be unable to recover the value of that difference in price from purchasers or any other persons. Accordingly, holders who choose to trade their News Corporation CDIs on ASX before the distribution do so at their own risk.

It is the responsibility of each News Corporation CDI holder to determine their entitlement to new News Corporation CDIs before trading those CDIs to avoid the risk of selling new News Corporation CDIs they do not or will not own. If a News Corporation CDI holder sells new News Corporation CDIs without receiving confirmation of their entitlement, they do so at their own risk. As noted above, holding statements for new News Corporation CDIs are expected to be dispatched by post on July 1, 2013, being the first ASX trading day after the distribution date.

Conversions between Australian and U.S. registers

News Corporation securities

The distribution record date applicable to News Corporation common stock and to its CDIs will be the same. Due to the different settlement procedures operating in the U.S. and Australian markets and the timing of the due-bills/“cum” and ex-distribution periods prior to the distribution record date, News Corporation will cease processing of conversions between its U.S. common stock register and its Australian CDI register during the period commencing on the first day of when-issued trading on NASDAQ and ex-distribution trading on ASX (in each case June 19, 2013) and ending on the distribution record date (June 21, 2013). Processing of conversion requests will recommence the trading day after the distribution record date (June 24, 2013).

New News Corporation securities

The processing of requests for conversions between new News Corporation common stock and CDIs will commence on or about the first trading day after the distribution date.

More information on the matters described above is available in the Form 10 Registration Statement filed by the new News Corporation, which is available on the SEC’s website at www.sec.gov and at http://www.newscorp.com/investor.

About News Corporation

News Corporation (NASDAQ: NWS, NWSA; ASX: NWS, NWSLV) had total assets as of March 31, 2013 of approximately US$68 billion and total annual revenues of approximately US$35 billion. News Corporation is a diversified global media company with operations in six industry segments: cable network programming; filmed entertainment; television; direct broadcast satellite television; publishing; and other. The activities of News Corporation are conducted principally in the United States, Continental Europe, the United Kingdom, Australia, Asia and Latin America.

Cautionary Statement Concerning Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s views and assumptions regarding future events and business performance, including its expectations with respect to the proposed transaction. Actual results may differ materially from these expectations due to changes in global economic, business, competitive market and regulatory factors. In addition, actual plans, actions and results relating to the proposed transaction may differ materially from current expectations as a result of certain risks and uncertainties, including but not limited to: unanticipated developments that delay or negatively impact the proposed transaction; changes in market conditions; disruption to business operations as a result of the proposed transaction; the inability to retain key personnel; and the other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission. More detailed information about these and other factors that could affect future results is contained in our filings with the Securities and Exchange Commission. There can be no assurance that the proposed transaction will be completed as anticipated or at all. The “forward-looking statements” included in this document are made only as of the date of this document and we do not have any obligation to publicly update any “forward-looking statements” to reflect subsequent events or circumstances, except as required by law.

For more information about News Corporation, please visit www.newscorp.com.

Contact:

Reed Nolte

212.852.7092

rnolte@newscorp.com

Joe Dorrego

212.852.7856

jdorrego@newscorp.com

Nathaniel Brown

212-852-7746

nbrown@newscorp.com

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